                                   EXHIBIT 99

                             Statistical Information

                                   Fixed Rate Mortgage Loan Group
                                     (Subsequent Mortgage Loans)

                        Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                                 Number of             Aggregate Principal        Percent of
 Range of Mortgage Rates                      Mortgage Loans           Balance Outstanding        Loan Group
 -----------------------                      --------------           -------------------        ----------
 6.500%-6.999%.......................                 7                    $   844,109                2.0%
 7.000%-7.499%.......................                34                      6,680,200               15.8
 7.500%-7.999%.......................                36                      5,396,500               12.8
 8.000%-8.499%.......................                33                      3,955,373                9.4
 8.500%-8.999%.......................                49                      5,296,632               12.5
 9.000%-9.499%.......................                46                      3,965,820                9.4
 9.500%-9.999%.......................                69                      5,793,449               13.7
 10.000%-10.499%.....................                38                      3,034,170                7.2
 10.500%-10.999%.....................                47                      4,311,616               10.2
 11.000%-11.499%.....................                18                      1,143,500                2.7
 11.500%-11.999%.....................                16                      1,177,695                2.8
 12.000%-12.499%.....................                 7                        353,916                0.8
 12.500%-12.999%.....................                 4                        258,497                0.6
 13.000%-13.499%.....................                 2                         85,140                0.2
                                                    ---                    -----------              -----
           Totals....................               406                    $42,296,617              100.0%
                                                    ===                    ===========              =====

     As of the Cut-off Date, Mortgage Rates borne by the Subsequent Fixed Rate Mortgage Loans ranged from 6.700% per annum to 13.425% per annum and the weighted average Mortgage Rate of the Subsequent Fixed Rate Mortgage Loans was approximately 8.968% per annum.

             Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group


                                                   Number of         Aggregate Principal        Percent of
   Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
   ---------------------------------             --------------      -------------------        ----------
   109 to 120.............................              6               $   274,300                 0.6%
   169 to 180.............................            197                18,869,309                44.6
   229 to 240.............................             15                 1,236,183                 2.9
   349 to 360.............................            188                21,916,826                51.8
                                                      ---               -----------               -----
            Totals........................            406               $42,296,617               100.0%
                                                      ===               ===========               =====

     As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Fixed Rate Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Fixed Rate Mortgage Loans was approximately 274 months.


          Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage Loan Group

  Range of Original Mortgage                      Number of           Aggregate Principal         Percent of
  Loan Principal Balances                       Mortgage Loans        Balance Outstanding         Loan Group
  -----------------------                       --------------        -------------------         ----------
  $100,000 or less.......................            266                 $15,396,680                 36.4%
  $100,001-$150,000......................             66                   8,162,742                 19.3
  $150,001-$200,000......................             32                   5,583,116                 13.2
  $200,001-$250,000......................             13                   2,884,784                  6.8
  $250,001-$300,000......................             10                   2,671,462                  6.3
  $300,001-$350,000......................              5                   1,705,200                  4.0
  $350,001-$400,000......................              6                   2,255,405                  5.3
  $400,001-$450,000......................              5                   2,148,000                  5.1
  $450,001-$500,000......................              3                   1,489,229                  3.5
                                                     ---                 -----------                -----
           Totals........................            406                 $42,296,617                100.0%
                                                     ===                 ===========                =====


     As of the Cut-off Date, the outstanding principal balances of the Subsequent Fixed Rate Mortgage Loans ranged from approximately $13,500 to approximately $500,000 and the average outstanding principal balance of the Subsequent Fixed Rate Mortgage Loans was approximately $104,179.

                        Product Types for the Fixed Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal         Percent of
  Product Type                                  Mortgage Loans        Balance Outstanding         Loan Group
  ------------                                  --------------        -------------------         ----------
  10 year Fixed..........................              6                  $   274,300                  0.6%
  15 year Fixed..........................             81                    5,353,762                 12.7
  20 year Fixed..........................             15                    1,236,183                  2.9
  30 year Fixed..........................            188                   21,916,826                 51.8
  15/30 year Balloon.....................            116                   13,515,547                 32.0
                                                     ---                  -----------                -----
           Totals........................            406                  $42,296,617                100.0%
                                                     ===                  ===========                =====


          State Distributions of Mortgaged Properties in the Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal         Percent of
  State                                          Mortgage Loans       Balance Outstanding         Loan Group
  -----                                          --------------       -------------------         ----------
  Arizona..................................            5                 $   394,875                  0.9%
  Arkansas.................................            4                     218,450                  0.5
  California...............................           42                   9,118,339                 21.6
  Colorado.................................           12                   1,616,579                  3.8
  Delaware.................................            2                     208,000                  0.5
  District of Columbia.....................            2                     164,400                  0.4
  Florida..................................           89                   8,221,664                 19.4
  Georgia..................................           22                   2,165,639                  5.1
  Idaho....................................            1                     101,000                  0.2
  Illinois.................................           13                   1,583,248                  3.7
  Indiana..................................           26                   1,604,880                  3.8
  Iowa.....................................            1                      84,800                  0.2
  Kansas...................................            1                      69,000                  0.2
  Kentucky.................................            4                     253,783                  0.6
  Louisiana................................           11                     580,850                  1.4
  Maine....................................            2                      49,400                  0.1
  Maryland.................................            4                     471,625                  1.1
  Massachusetts............................            6                     862,300                  2.0
  Michigan.................................           10                     940,471                  2.2
  Minnesota................................            2                      79,965                  0.2
  Mississippi..............................            6                     310,014                  0.7
  Missouri.................................           15                     789,171                  1.9
  Nevada...................................            1                      93,800                  0.2
  New Hampshire............................            1                     119,850                  0.3
  New Jersey...............................            5                     658,598                  1.6
  New Mexico...............................            2                     200,200                  0.5
  New York.................................           36                   5,119,994                 12.1
  North Carolina...........................            4                     287,673                  0.7
  Ohio.....................................           11                     626,108                  1.5
  Oklahoma.................................            5                     391,145                  0.9
  Oregon...................................            3                     258,246                  0.6
  Pennsylvania.............................            3                     209,789                  0.5
  South Carolina...........................            6                     225,342                  0.5
  Tennessee................................           23                   1,279,230                  3.0
  Texas....................................            8                     489,120                  1.2
  Virginia.................................           10                     903,833                  2.1
  Washington...............................            3                     855,900                  2.0
  Wisconsin................................            4                     254,336                  0.6
  Wyoming..................................            1                     435,000                  1.0
                                                     ---                 -----------                -----
           Totals..........................          406                 $42,296,617                100.0%
                                                     ===                 ===========                =====

     No more than approximately 1.9% of the Subsequent Fixed Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

                     Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................              52                 $4,631,697                   11.0%
50.01%-55.00%..........................              17                  1,249,839                    3.0
55.01%-60.00%..........................              37                  4,089,318                    9.7
60.01%-65.00%..........................              30                  4,090,177                    9.7
65.01%-70.00%..........................              47                  5,422,151                   12.8
70.01%-75.00%..........................              62                  6,057,288                   14.3
75.01%-80.00%..........................              78                  8,038,890                   19.0
80.01%-85.00%..........................              39                  3,692,346                    8.7
85.01%-90.00%..........................              39                  4,237,194                   10.0
90.01%-95.00%..........................               5                    787,717                    1.9
                                                    ---                -----------                  -----
         Totals........................             406                $42,296,617                  100.0%
                                                    ===                ===========                  =====


     As of the Cut-off Date, the Loan-to-Value Ratios of the Subsequent Fixed Rate Mortgage Loans ranged from 4.19% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Fixed Rate Mortgage Loans was approximately 70.61%.

                         Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase........................................          87               $ 8,695,425               20.6%
 Refinance--Rate/Term............................          35                 3,304,547                7.8
 Refinance--Cashout..............................         284                30,296,645               71.6
                                                          ---               -----------              -----
          Totals.................................         406               $42,296,617              100.0%
                                                          ===               ===========              =====

                Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal       Percent of
Property Type                                       Mortgage Loans      Balance Outstanding       Loan Group
-------------                                       --------------      -------------------       ----------
Single-family Detached........................           314                $32,531,823              76.9%
Two- to- Four-Family Dwelling Unit............            34                  3,498,695               8.3
Planned Unit Development......................            22                  3,260,884               7.7
Condominium...................................            18                  1,370,225               3.2
Small Mixed Use...............................             8                  1,090,650               2.6
Manufactured Housing..........................            10                    544,339               1.3
                                                         ---                -----------             -----
         Totals...............................           406                $42,296,617             100.0%
                                                         ===                ===========             =====


                    Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................            317               $32,475,456                76.8%
 24 Month Bank Statement.....................             26                 3,804,442                 9.0
 Reduced Documentation.......................              4                   317,737                 0.8
 Stated Documentation........................             59                 5,698,982                13.5
                                                         ---               -----------               -----
          Totals.............................            406               $42,296,617               100.0%
                                                         ===               ===========               =====

                       Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................            358                $38,684,651                91.5%
 Second Home.................................              7                    382,754                 0.9
 Investment..................................             41                  3,229,212                 7.6
                                                         ---                -----------               -----
          Totals.............................            406                $42,296,617               100.0%
                                                         ===                ===========               =====

     The information set forth above is based upon representations of the related mortgagors at the time of origination.

                  Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................            318                 $33,717,295               79.7%
 1...........................................             82                   7,861,920               18.6
 2...........................................              1                      63,808                0.2
 3...........................................              1                     143,943                0.3
 4...........................................              2                     429,608                1.0
 5...........................................              2                      80,043                0.2
                                                         ---                 -----------              -----
          Totals.............................            406                 $42,296,617              100.0%
                                                         ===                 ===========              =====

     As of the Cut-off Date, the weighted average age of the Subsequent Fixed Rate Mortgage Loans was approximately zero months.

                     Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 A-...........................................            43               $  3,654,343                 8.6%
 A *..........................................            80                 12,168,331                28.8
 A0...........................................           204                 21,704,839                51.3
 B............................................            38                  2,332,780                 5.5
 B-...........................................            12                    969,033                 2.3
 C............................................            27                  1,369,883                 3.2
 C-...........................................             2                     97,408                 0.2
                                                         ---                -----------               -----
          Totals..............................           406                $42,296,617               100.0%
                                                         ===                ===========               =====


                     Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................             406               $42,296,617               100.0%
                                                          ---               -----------               -----
         Totals..............................             406               $42,296,617               100.0%
                                                          ===               ===========               =====

                     Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................             68                 $ 6,276,979               14.8%
 12 months...................................             30                   3,940,154                9.3
 24 months...................................              2                     198,200                0.5
 36 months...................................             63                   5,079,497               12.0
 60 months...................................            243                  26,801,787               63.4
                                                         ---                 -----------              -----
         Totals..............................            406                 $42,296,617              100.0%
                                                         ===                 ===========              =====


     The weighted average prepayment penalty term with respect to the Subsequent Fixed Rate Mortgage Loans having prepayment penalties is approximately 51 months. With respect to those Subsequent Fixed Rate Mortgage Loans which have prepayment penalties, 91.3% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                        Credit Scores for the Fixed Rate Mortgage Loan Group

                                                    Number of          Aggregate Principal        Percentage of
 Range of  Credit Scores                          Mortgage Loans       Balance Outstanding         Loan Group
 -----------------------                          --------------       -------------------         ----------
 Not Scored..................................            2                $     77,689                 0.2%
 493 to 500..................................            2                      68,500                 0.2
 501 to 550..................................           61                   4,725,487                11.2
 551 to 600..................................          106                  10,578,343                25.0
 601 to 650..................................          107                  10,042,840                23.7
 651 to 700..................................           79                   9,522,803                22.5
 701 to 750..................................           28                   4,345,476                10.3
 751 to 800..................................           20                   2,887,978                 6.8
 801 to 802 .................................            1                      47,500                 0.1
                                                       ---                 -----------               -----
          Totals.............................          406                 $42,296,617               100.0%
                                                       ===                 ===========               =====


     The Credit Scores of the Subsequent Fixed Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 493 to 802 and the weighted average Credit Score of the Subsequent Fixed Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 635.

                                 Adjustable Rate Mortgage Loan Group

                                     (Subsequent Mortgage Loans)

                 Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal          Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
 -----------------------                        --------------       -------------------          ----------
 6.000%-6.499%............................             17               $  3,431,145                  2.2%
 6.500%-6.999%............................             24                  5,665,724                  3.6
 7.000%-7.499%............................             44                  9,876,783                  6.3
 7.500%-7.999%............................             90                 17,514,283                 11.1
 8.000%-8.499%............................             99                 17,649,372                 11.2
 8.500%-8.999%............................            189                 29,434,237                 18.7
 9.000%-9.499%............................            151                 20,459,458                 13.0
 9.500%-9.999%............................            205                 26,539,894                 16.8
 10.000%-10.499%..........................            110                 13,780,815                  8.7
 10.500%-10.999%..........................             85                  9,717,267                  6.2
 11.000%-11.499%..........................             22                  2,540,068                  1.6
 11.500%-11.999%..........................              9                    949,749                  0.6
 12.000%-12.499%..........................              3                    136,850                  0.1
                                                    -----               ------------                -----
          Totals..........................          1,048               $157,695,646                100.0%
                                                    =====               ============                =====



     As of the Cut-off Date, the current Mortgage Rates borne by the Subsequent Adjustable Rate Mortgage Loans ranged from 6.000% per annum to 12.275% per annum and the weighted average Mortgage Rate borne by the Subsequent Adjustable Rate Mortgage Loans was approximately 8.894% per annum.

           Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
349 to 360...............................            1,048               $157,695,646             100.0%
                                                     -----               ------------             -----
         Totals..........................            1,048               $157,695,646             100.0%
                                                     =====               ============             =====


     As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Adjustable Rate Mortgage Loans ranged from 359 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Adjustable Rate Mortgage Loans was approximately 360 months.


             Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................           382             $25,946,771             16.5%
$100,001-$150,000....................................           269              33,388,725             21.2
$150,001-$200,000....................................           173              30,092,225             19.1
$200,001-$250,000....................................            76              16,960,558             10.8
$250,001-$300,000....................................            54              14,825,760              9.4
$300,001-$350,000....................................            38              12,361,218              7.8
$350,001-$400,000....................................            25               9,451,002              6.0
$400,001-$450,000....................................            14               5,955,088              3.8
$450,001-$500,000....................................            16               7,814,300              5.0
$850,001-$900,000....................................             1                 900,000              0.6
                                                              -----            ------------            -----
          Totals.....................................         1,048            $157,695,646            100.0%
                                                              =====            ============            =====


     As of the Cut-off Date, the outstanding principal balances of the Subsequent Adjustable Rate Mortgage Loans ranged from approximately $21,250 to approximately $900,000 and the average outstanding principal balance of the Subsequent Adjustable Rate Mortgage Loans was approximately $150,473.

                      Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 Six Month LIBOR Loan........................               4               $    500,180                0.3%
 1/29 LIBOR Loan.............................              11                  2,489,700                1.6
 2/28 LIBOR Loan.............................             584                 81,300,667               51.6
 3/27 LIBOR Loan.............................             248                 38,958,890               24.7
 5/25 LIBOR Loan.............................             201                 34,446,209               21.8
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====

       State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage Loan Group

                                                  Number of          Aggregate Principal          Percent of
 State                                          Mortgage Loans       Balance Outstanding          Loan Group
 -----                                          --------------       -------------------          ----------
 Arizona....................................           29                 $3,349,773                   2.1%
 Arkansas...................................            2                    151,139                   0.1
 California.................................          212                 50,102,580                  31.8
 Colorado...................................           75                 12,073,514                   7.7
 Connecticut................................           10                  2,200,385                   1.4
 Delaware...................................            1                    108,000                   0.1
 District of Columbia.......................            5                    986,050                   0.6
 Florida....................................           86                 10,171,592                   6.5
 Georgia....................................           24                  3,205,167                   2.0
 Illinois...................................           50                  5,940,438                   3.8
 Indiana....................................           19                  1,570,656                   1.0
 Iowa.......................................            1                     69,700                   0.0
 Kansas.....................................            5                    436,800                   0.3
 Kentucky...................................            8                    903,993                   0.6
 Louisiana..................................           10                    863,850                   0.5
 Maine......................................            2                    125,600                   0.1
 Maryland...................................           15                  2,397,752                   1.5
 Massachusetts..............................            7                  1,150,380                   0.7
 Michigan...................................           79                  8,353,392                   5.3
 Minnesota..................................           32                  4,105,777                   2.6
 Missouri...................................           67                  6,072,126                   3.9
 Nevada.....................................            2                    483,846                   0.3
 New Hampshire..............................            4                    499,392                   0.3
 New Jersey.................................           37                  7,658,441                   4.9
 New Mexico.................................           13                  1,217,327                   0.8
 New York...................................           39                  6,567,615                   4.2
 North Carolina.............................           20                  2,450,001                   1.6
 North Dakota...............................            1                     80,000                   0.1
 Ohio.......................................           33                  2,982,398                   1.9
 Oklahoma...................................            4                    250,975                   0.2
 Oregon.....................................           10                  1,188,223                   0.8
 Pennsylvania...............................            9                  1,560,956                   1.0
 South Carolina.............................            9                    882,500                   0.6
 South Dakota...............................            1                     67,500                   0.0
 Tennessee..................................           19                  1,658,500                   1.1
 Texas......................................           23                  2,715,413                   1.7
 Utah.......................................            1                     63,750                   0.0
 Vermont....................................            7                    658,100                   0.4
 Virginia...................................           16                  2,265,600                   1.4
 Washington.................................           38                  8,099,098                   5.1
 West Virginia..............................            1                     71,200                   0.0
 Wisconsin..................................           22                  1,936,147                   1.2
                                                    -----               ------------                 -----
         Totals.............................        1,048               $157,695,646                 100.0%
                                                    =====               ============                 =====


     No more than approximately 0.7% of the Subsequent Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

                  Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less...........................             41                 $6,207,129                   3.9%
50.01%-55.00%............................             18                  1,659,354                   1.1
55.01%-60.00%............................             39                  6,592,687                   4.2
60.01%-65.00%............................             50                  8,539,880                   5.4
65.01%-70.00%............................             98                 12,156,053                   7.7
70.01%-75.00%............................            107                 16,683,143                  10.6
75.01%-80.00%............................            381                 59,585,592                  37.8
80.01%-85.00%............................            159                 23,612,672                  15.0
85.01%-90.00%............................            145                 21,124,707                  13.4
90.01%-95.00%............................             10                  1,534,430                   1.0
                                                   -----               ------------                 -----
         Totals..........................          1,048               $157,695,646                 100.0%
                                                   =====               ============                 =====


     As of the Cut-off Date, the Subsequent Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans ranged from 16.33% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Adjustable Rate Mortgage Loans was approximately 76.91%.

                      Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase..................................                 376             $ 58,237,181              36.9%
 Refinance--Rate/Term......................                  81               11,717,339               7.4
 Refinance--Cashout........................                 591               87,741,126              55.6
                                                          -----             ------------             -----
          Totals...........................               1,048             $157,695,646             100.0%
                                                          =====             ============             =====

              Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................            829              $123,061,499              78.0%
Two- to Four- Family Dwelling Unit.............             65                10,231,475               6.5
Planned Unit Development ......................             91                16,087,087              10.2
Condominium....................................             43                 6,762,294               4.3
Manufactured Housing...........................             20                 1,553,291               1.0
                                                         -----              ------------             -----
         Totals................................          1,048              $157,695,646             100.0%
                                                         =====              ============             =====

                  Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................             732             $ 99,973,835               63.4%
 24 Month Bank Statement.....................              70               14,755,765                9.4
 Reduced Documentation.......................              16                3,035,080                1.9
 Stated Documentation........................             230               39,930,967               25.3
                                                        -----             ------------              -----
          Totals.............................           1,048             $157,695,646              100.0%
                                                        =====             ============              =====


                     Occupancy Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................             974               $149,733,256               95.0%
 Second Home.................................              11                  1,776,555                1.1
 Investment..................................              63                  6,185,835                3.9
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====


     The information set forth above is based upon representations of the related mortgagor at the time of origination.

                Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................             908               $137,570,748               87.2%
 1...........................................             140                 20,124,897               12.8
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====


     As of the Cut-off Date, the weighted average age of the Subsequent Adjustable Rate Mortgage Loans was approximately zero months.


                  Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 A-..........................................             151                $22,162,958               14.1%
 A *.........................................             189                 37,454,464               23.8
 A0..........................................             491                 72,987,352               46.3
 B...........................................             120                 14,143,409                9.0
 B-..........................................              31                  4,098,502                2.6
 C...........................................              64                  6,670,961                4.2
 C-..........................................               2                    178,000                0.1
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====

                   Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................           1,048               $157,695,646              100.0%
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====

                 Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
13.000%-13.499%..........................            17                  $3,431,145                   2.2%
13.500%-13.999%..........................            24                   5,665,724                   3.6
14.000%-14.499%..........................            44                   9,876,783                   6.3
14.500%-14.999%..........................            92                  17,710,763                  11.2
15.000%-15.499%..........................            99                  17,649,372                  11.2
15.500%-15.999%..........................           187                  29,237,757                  18.5
16.000%-16.499%..........................           152                  20,615,158                  13.1
16.500%-16.999%..........................           206                  26,687,894                  16.9
17.000%-17.499%..........................           109                  13,625,115                   8.6
17.500%-17.999%..........................            84                   9,569,267                   6.1
18.000%-18.499%..........................            22                   2,540,068                   1.6
18.500%-18.999%..........................             9                     949,749                   0.6
19.000%-19.499%..........................             3                     136,850                   0.1
                                                  -----                ------------                 -----
         Totals..........................         1,048                $157,695,646                 100.0%
                                                  =====                ============                 =====


     As of the Cut-off Date, the Maximum Mortgage Rates for the Subsequent Adjustable Rate Mortgage Loans ranged from 13.000% per annum to 19.275% per annum and the weighted average Maximum Mortgage Rate for the Subsequent Adjustable Rate Mortgage Loans was 15.891% per annum.

                  Prepayment Penalties for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................             344                $47,978,147               30.4%
 12 months...................................               1                    102,942                0.1
 24 months...................................             156                 26,495,909               16.8
 36 months...................................             371                 55,646,378               35.3
 60 months.................................               176                 27,472,270               17.4
                                                        -----               ------------              -----
          Totals.............................           1,048               $157,695,646              100.0%
                                                        =====               ============              =====


     The weighted average prepayment penalty term with respect to the Subsequent Adjustable Rate Mortgage Loans having prepayment penalties is approximately 39 months. With respect to those Subsequent Adjustable Rate Mortgage Loans which have prepayment penalties, approximately 84.4% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                  Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding           Loan Group
--------------------                           --------------       -------------------           ----------
April 2002...............................              4               $    500,180                    0.3%
October 2002.............................             11                  2,489,700                    1.6
September 2003...........................             98                 12,878,274                    8.2
October 2003.............................            486                 68,422,393                   43.4
September 2004...........................             28                  4,887,993                    3.1
October 2004.............................            220                 34,070,896                   21.6
September 2006...........................             14                  2,358,630                    1.5
October 2006.............................            187                 32,087,579                   20.3
                                                   -----               ------------                  -----
         Totals..........................          1,048               $157,695,646                  100.0%
                                                   =====               ============                  =====

                      Credit Scores for the Adjustable Rate Mortgage Loan Group

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Loan Group
 -------------                                    --------------       -------------------         ----------
 Not Scored..................................             5             $    758,753                    0.5%
 496 to 500..................................             1                  180,000                    0.1
 501 to 550..................................           219               27,814,214                   17.6
 551 to 600..................................           310               42,795,726                   27.1
 601 to 650..................................           238               37,603,522                   23.8
 651 to 700..................................           165               25,614,267                   16.2
 701 to 750..................................            78               15,515,434                    9.8
 751 to 791..................................            32                7,413,731                    4.7
                                                      -----             ------------                  -----
          Totals.............................         1,048             $157,695,646                  100.0%
                                                      =====             ============                  =====


     The Credit Scores of the Subsequent Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 496 to 791 and the weighted average Credit Score of the Subsequent Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 620.